UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2024

Biomea Fusion, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40335	82-2520134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlefield Road, 4th Floor Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 980-9099

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BMEA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 6, 2024, Biomea Fusion, Inc. (the “Company”) issued a press release titled, “Biomea Fusion Presents Patient Cohorts in COVALENT-111 Displaying a Durable Placebo-Adjusted Mean Reduction of up to 1.4% in HbA1c While Off Therapy at Week-26, after BMF-219’s 28-Day Treatment Cycle, Supporting Improved Pancreatic Function.” The information described in the press release was also presented in three poster presentations at the 17th International Conference on Advanced Technologies & Treatments for Diabetes, which is taking place March 6-9, 2024 in Florence, Italy.

Copies of the press release and the Company’s poster presentations are attached to this Current Report on Form 8-K as Exhibits 99.1 through 99.4 and incorporated herein by reference.

Forward-Looking Statements

Statements made or incorporated by reference in this Current Report on Form 8-K may include statements which are not historical facts and are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words or similar expressions that are intended to identify forward-looking statements. Any such statements in this press release that are not statements of historical fact, including statements regarding the clinical and therapeutic potential of the Company’s product candidates and development programs, including BMF-219, the potential of BMF-219 as a treatment for type 1 and type 2 diabetes, the Company’s research, development and regulatory plans, including the Company’s pursuit of BMF-219 in metabolic diseases, the progress of the Company’s ongoing and upcoming clinical trials, including the Company’s Phase I/II COVALENT-111 study of BMF-219 in type 2 diabetes and the Company’s Phase II COVALENT-112 study of BMF-219 in type 1 diabetes, the anticipated enrollment of patients and availability of data from the Company’s clinical trials, the Company’s plans to continue the evaluation of BMF-219 for type 2 diabetes in the Company’s COVALENT-111 study, the Company’s plans to complete dose escalation, identify optimal dose levels, initiate dose expansion, explore longer duration of treatment and additional dosage forms and explore the potential utility of BMF-219 in type 1 diabetes, and the timing of such events, may be deemed to be forward-looking statements. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act and is making this statement for purposes of complying with those safe harbor provisions.

Any forward-looking statements made or incorporated by reference in this Current Report on Form 8-K are based on the Company’s current expectations, estimates and projections only as of the date of this Current Report on Form 8-K are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements, including the risk that the Company may encounter delays in patient enrollment and in the initiation, conduct and completion of its planned clinical trials and other research and development activities. These risks concerning the Company’s business and operations are described in additional detail in its periodic filings with the U.S. Securities and Exchange Commission (the “SEC”), including its most recent periodic report filed with the SEC and subsequent filings thereafter. The Company explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release titled, “Biomea Fusion Presents Patient Cohorts in COVALENT-111 Displaying a Durable Placebo-Adjusted Mean Reduction of up to 1.4% in HbA1c While Off Therapy at Week-26, after BMF-219’s 28-Day Treatment Cycle, Supporting Improved Pancreatic Function.”

99.2	Poster presentation titled, “Durable Glycemic Control With BMF-219 During Off-Treatment Period at Week 26: a Phase 1/2 Trial of BMF-219 in Patients with Type 2 Diabetes (Covalent-111).”

99.3	Poster presentation titled, “Key Observations from the Dose-Escalation Portion of Covalent-111, a Phase 1/2 Trial of the Covalent Menin Inhibitor BMF-219 in Patients with Type 2 Diabetes.”

99.4	Poster presentation titled, “Case Studies from Covalent-111, a Phase 1/2 Trial Of BMF-219, a Covalent Menin Inhibitor, in Patients with Type 2 Diabetes.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIOMEA FUSION, INC.

Date: March 7, 2024	By:	/s/ Thomas Butler
Thomas Butler
Principal Executive Officer